Exhibit 10.1

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

AMENDMENT NO. 1
dated as of October 11, 2005
to
AMENDMENT AND RESTATEMENT
dated as of December 16, 2004
of
CREDIT AGREEMENT
dated as of July 18, 2001

BANC OF AMERICA SECURITIES LLC
and
WACHOVIA BANK, NATIONAL ASSOCIATION
as Joint Bookrunners and Joint Lead Arrangers
WACHOVIA BANK, NATIONAL ASSOCIATION
and
CREDIT SUISSE FIRST BOSTON CORPORATION
as Co-Syndication Agents
BANK OF AMERICA, N.A.
and
CITIGROUP GLOBAL MARKETS INC.
as Co-Documentation Agents
JPMORGAN CHASE BANK, N.A.
as Administrative Agent

AMENDMENT NO. 1
     AMENDMENT NO. 1 dated as of October 11, 2005, between MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri”, and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”) and JPMorgan Chase Bank, N.A., as Administrative Agent.
     The Borrowers, certain Lenders and the Administrative Agent are parties to (i) an Amendment and Restatement dated as of December 16, 2004 (the “Amendment and Restatement”) of the Credit Agreement dated as of July 18, 2001, providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount of $1,400,000,000 (which may, in the circumstances provided therein, be increased to $1,900,000,000) and (ii) an Incremental Facility Agreement dated as of May 3, 2005 (the “Incremental Facility Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount of $500,000,000.
     The Borrowers wish to increase the aggregate principal amount of the Revolving Credit Commitments under the Amendment and Restatement and, with respect to any Consenting Lender (as defined below), to extend the Revolving Credit Commitment Termination Date of such Consenting Lender’s Revolving Credit Commitment and to eliminate the scheduled automatic reduction of such Consenting Lender’s Revolving Credit Commitment pursuant to Section 2.04(a) of the Amendment and Restatement. Accordingly, the Borrowers have requested that the Administrative Agent consent to certain amendments to the Amendment and Restatement. The Administrative Agent, pursuant to authority granted by, and having obtained all necessary consents of, the Consenting Lenders and the Majority Lenders (as defined in the Amendment and Restatement), has agreed to such amendments and, accordingly, the parties hereto hereby agree as follows:
     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Amendment and Restatement are used herein as defined therein.
     Section 2. Amendment. Effective as provided in Section 4 hereof, the Amendment and Restatement shall be amended as follows:
     2.01. References. References in the Amendment and Restatement (including references to the Amendment and Restatement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Amendment and- Restatement as amended hereby.

     2.02. Definitions. Section 1.01 of the Amendment and Restatement is hereby amended by amending the following definitions (to the extent already included in Section 1.01 of the Amendment and Restatement) and inserting the following definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations:
     “Amendment No. 1” shall mean Amendment No. 1 to this Agreement dated as of October 11, 2005.
     “Amendment No. 1 Effective Date” shall mean the date on which Amendment No. 1 became effective in accordance with its terms.
     “Consenting Lender” shall mean each Revolving Credit Lender designated a Consenting Lender on Schedule I to Amendment No. 1.
     “Revolving Credit Commitment” shall mean, as to each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to Section 2.03 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule I attached to Amendment No. 1 under the caption “Revolving Credit Commitment” (such Schedule I reflecting any assignments of Revolving Credit Commitments that are effective as of the Amendment No. 1 Effective Date) or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof or increased or reduced from time to time pursuant to assignments permitted under said Section 11.06(b)). The aggregate principal amount of the Revolving Credit Commitments is $650,505,440.24 as of the Amendment No. 1 Effective Date.
     “Revolving Credit Commitment Termination Date” shall mean (a) with respect to any Revolving Credit Lender that is not a Consenting Lender, the Revolving Credit Commitment Reduction Date falling on or nearest to March 31, 2010 and (b) with respect to any Consenting Lender, December 31, 2012.
     “Revolving Credit Lenders” shall mean (a) on the Amendment No. 1 Effective Date, the Lenders having Revolving Credit Commitments on Schedule I to Amendment No. 1 and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 11.06(b) hereof.
     2.03. Reductions of Revolving Credit Commitments; Adjustments. The Revolving Credit Commitment of each Consenting Lender shall not be subject to scheduled reduction pursuant to Section 2.04(a) of the Amendment and Restatement. The Revolving Credit Commitment of each Revolving Credit Lender that is not a Consenting Lender shall continue to be subject to scheduled reduction pursuant to Section 2.04(a) of the Amendment and Restatement in the same percentages and on the same dates as is provided in Section 2.04(a) of the Amendment and Restatement as in effect immediately prior to this Amendment No. 1.
Amendment No. 1

     On each Revolving Credit Commitment Reduction Date, the principal of and interest on and all other amounts (including any amounts payable under Section 5.05 of the Amendment and Restatement) owing in respect of the Revolving Credit Loans outstanding on the opening of business on such Revolving Credit Commitment Reduction Date shall be prepaid in full on such Revolving Credit Commitment Reduction Date from funds available to the Borrower and proceeds of Revolving Credit Loans to be simultaneously made under the Amendment and Restatement on such Revolving Credit Commitment Reduction Date (from each Revolving Credit Lender ratably in accordance with the respective unused amounts of their Revolving Credit Commitments determined after giving effect to such simultaneous prepayment and the adjustments of the Letter of Credit Commitment Percentages occurring on such date by reason of such reduction) so that, after giving effect to such prepayment and borrowing, the Revolving Credit Loans shall be held ratably by all Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments as in effect at the close of business on such Revolving Credit Commitment Reduction Date.
     2.04. Schedule of Commitments. Schedule I to the Amendment and Restatement shall be amended to read in its entirety as set forth on Schedule I hereto.
     2.05. Security Documents and Exhibits. Each of the Security Documents and the forms of Security Documents, Management Fee Subordination Agreement and Affiliate Subordinated Indebtedness Subordination Agreement attached as Exhibits C, D, E, F and G to the Amendment and Restatement shall be amended by deleting the dollar amounts “$1,400,000,000” and “$1,900,000,000” set forth in the second paragraph thereof, and inserting in lieu thereof the dollar amounts “$1,450,505,440.24” and “$1,950,505,440.24)”, respectively.
     Section 3. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Amendment and Restatement as amended hereby without impairing any such obligations or Liens in any respect.
     Section 4. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective on the date (which shall occur no later than October 30, 2005) upon which each of the following conditions is satisfied:
     (a) Counterparts of Agreement. The Administrative Agent shall have (i) received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of a signed signature page) of this Agreement from each Obligor and (ii) obtained all necessary consents of the Consenting Lenders and the Majority Lenders.
     (b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the Amendment No. 1 Effective Date, of Sonnenschein Nath & Rosenthal LLP, counsel to the Obligors, covering such matters as the Administrative Agent or any Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Lenders and the Administrative Agent).
Amendment No. 1

     (c) Organizational Documents. The Administrative Agent shall have received such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such documents until it receives notice in writing from such Obligor to the contrary).
     (d) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Senior Officer, dated the Amendment No. 1 Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Section 7 of the Amendment and Restatement, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default shall have occurred and be continuing.
     (e) Fees and Expenses. JPMorgan Securities Inc. shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.
     (f) Amendment Fee. Each Term Loan Lender that has approved this Amendment No. 1 on or before 5:00 p.m., New York City time, on October 3, 2005, shall have received an amendment fee in an amount equal to 5 basis points on the Term Loan Commitment of such Term Loan Lender. Each Revolving Credit Lender shall have received an amendment fee in an amount to be separately agreed.
     (g) Prepayment of Revolving Credit Loans. The principal of and interest on and all other amounts (including any amounts payable under Section 5.05 of the Amendment and Restatement) owing in respect of the Revolving Credit Loans outstanding on the opening of business on the Amendment No. 1 Effective Date shall be prepaid in full on the Amendment No. 1 Effective Date from funds available to the Borrower and proceeds of Revolving Credit Loans made under the Amendment and Restatement on the Amendment No. 1 Effective Date so that, after giving effect to such prepayment and borrowing, the Revolving Credit Loans shall be held ratably by all Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments as in effect at the close of business on the Amendment No. 1 Effective Date.
     (h) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to JPMCB may reasonably request.
     Section 5. Miscellaneous. Except as herein provided, the Amendment and Restatement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 1

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

MCC GEORGIA LLC MCC ILLINOIS LLC MCC IOWA LLC MCC MISSOURI LLC

By MEDIACOM BROADBAND LLC, a Member By MEDIACOM COMMUNICATIONS CORPORATION, a Member

By:

Name: Mark E. Stephan Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name: Title:

MEDIACOM BROADBAND LLC By Mediacom Communications Corporation, a Member

By:

Name: Mark E. Stephan Title: Chief Financial Officer

MEDIACOM COMMUNICATIONS CORPORATION

By:

Name: Mark E. Stephan Title: Chief Financial Officer
Amendment No. 1